                                                                    EXHIBIT 99.1

                            LETTER OF TRANSMITTAL

                                      FOR

                         8 7/8% SENIOR NOTES DUE 2008

                                      OF

                        P&L COAL HOLDINGS CORPORATION

________________________________________________________________________________
 THE SENIOR EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          _______ __, 1998 (THE "EXPIRATION DATE") UNLESS EXTENDED
                      BY P&L COAL HOLDINGS CORPORATION
--------------------------------------------------------------------------------

                                EXCHANGE AGENT:

                      STATE STREET BANK AND TRUST COMPANY

_______________________________________________________________________________
      By Hand/Overnight Courier:                     By Mail:

 State Street Bank and Trust Company   State Street Bank and Trust Company
            P. O. Box 778                    Two International Place
     Boston, Massachusetts 02102           Boston, Massachusetts 02110
 Attn.:  Corporate Trust Department    Attn.:  Corporate Trust Department
            Kellie Mullen                         Kellie Mullen

--------------------------------------------------------------------------------
                       By Facsimile: (617) 664-5314

                    Attn.: Corporate Trust Department
                        Telephone:  (617) 664-5587
--------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated _____ __, 1998 (the "Prospectus") of P&L Coal Holdings Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Senior Exchange Offer") to exchange $1,000 in principal amount of the Company's new 8% Series B Senior Notes due 2008 (the "Senior Exchange Notes") for each $1,000 in principal amount of outstanding 8% Senior Notes due 2008 (the "Old Senior Notes"). The terms of the Senior Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Senior Notes for which they may be exchanged pursuant to the Senior Exchange Offer, except that the Senior Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act").

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Senior Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE
                            CHECKING ANY BOX BELOW.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Senior Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------------------------------------------
                         DESCRIPTION OF OLD SENIOR NOTES TENDERED HEREWITH
----------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)   CERTIFICATE      AGGREGATE         PRINCIPAL AMOUNT
             (PLEASE FILL IN)                       NUMBER(S)*   PRINCIPAL AMOUNT        TENDERED**
                                                                  REPRESENTED BY
                                                                 OLD SENIOR NOTES*
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                    Total
-----------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Senior Notes.
     See instruction 2.

     This Letter of Transmittal is to be used either if certificates representing Old Senior Notes are to be forwarded herewith or if delivery of Old Senior Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Senior Exchange Offer--Procedures for Tendering Old Senior Notes" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Unless the context requires otherwise, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Senior Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Senior Notes are held of record by DTC.

     Holders whose Old Senior Notes are not immediately available or who cannot deliver their Old Senior Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Senior Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Senior Exchange Offer--Procedures for Tendering Old Senior Notes."


[ ] CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution_____________________________________________

     The Depository Trust Company

     Account Number____________________________________________________________

     Transaction Code Number___________________________________________________

[ ] CHECK HERE IF TENDERED OLD SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A SENIOR NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:


     Name of Registered Holder(s)_____________________________________________

     Name of Eligible Institution that Guaranteed Delivery____________________

     Date of Execution of Senior Notice of Guaranteed Delivery________________

     If Delivered by Book-Entry Transfer:_____________________________________

     Account Number___________________________________________________________


[ ] CHECK HERE IF SENIOR EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THE LETTER OF TRANSMITTAL:

     Name_____________________________________________________________________
                                 (Please Print)

     Address__________________________________________________________________
                              (Including Zip Code)


[ ] CHECK HERE IF SENIOR EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

     Address__________________________________________________________________
                              (Including Zip Code)

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THIS PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

     Name_____________________________________________________________________

     Address__________________________________________________________________


     If the undersigned, or the person receiving such Senior Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that neither it nor such person is engaged in, and does not intend to engage in, a distribution of Senior Exchange Notes. If the undersigned, or the person receiving such Senior Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Senior Exchange Notes for its own account in exchange for Old Senior Notes that were acquired as result of market-making activities or other trading activities, the undersigned acknowledges that it or such person, as the case may be, will deliver a prospectus in connection with any resale of such Senior Exchange Notes pursuant to the Senior Exchange Offer; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, neither the undersigned nor such person will be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Senior Exchange Notes to be acquired pursuant to the Senior Exchange Offer, or any broker-dealer who purchased Old Senior Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:


     Upon the terms and subject to the conditions of the Senior Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Senior Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Senior Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Senior Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company, in connection with the Senior Exchange Offer) to cause the Old Senior Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Senior Notes and to acquire Senior Exchange Notes issuable upon the exchange of such tendered Old Senior Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Senior Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Senior Notes or transfer ownership of such Old Senior Notes on the account books maintained by the book-entry transfer facility.

     The Senior Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Senior Exchange Offer--Certain Conditions to the Senior Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Senior Notes tendered hereby and, in such event, the Old Senior Notes not exchanged will be returned to the undersigned at the address shown above. In addition, the Company may amend the Senior Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Senior Exchange Offer--Certain Conditions to the Senior Exchange Offer" occur.

     By tendering, each holder will represent to the Company that, among other things, (a) the Senior Exchange Notes acquired pursuant to the Senior Exchange Offer are being acquired in the ordinary course of business of the person receiving such Senior Exchange Notes, whether or not such person is the holder,
(b) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Senior Exchange Notes and (c) neither the holder nor any such other person is an "affiliate" of the Company as defined under Rule 405 of the Securities Act, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. Any holder of Old Senior Notes using the Senior Exchange Offer to participate in a distribution of the Senior Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

     If the undersigned, or the person receiving such Senior Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that neither it nor such person is engaged in, and does not intend to engage in, a distribution of Senior Exchange Notes. If the undersigned, or the person receiving such Senior Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Senior Exchange Notes for its own account in exchange for Old Senior Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such person, as the case may be, will deliver a prospectus in connection with any resale of such Senior Exchange Notes; however, by so acknowledging and by delivering a prospectus, neither the undersigned nor such person will be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Tendered Old Senior Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. See Instruction 2.


     Certificates for all Senior Exchange Notes delivered in exchange for tendered Old Senior Notes and any Old Senior Notes delivered herewith but not exchanged, and in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

--------------------------------------------------------------------------------
                         TENDERING HOLDER(S) SIGN HERE
                  (Complete accompanying substitute Form W-9)




                           Signature(s) of Holder(s)

Dated____________________________

(MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON
 CERTIFICATE(S) FOR OLD SENIOR NOTES. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON.) SEE INSTRUCTION 3.

Name(s)_______________________________________________________________________

______________________________________________________________________________
                                (Please Print)

Capacity (full title)_________________________________________________________

Address_______________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No.___________________________________________________

Taxpayer Identification No.___________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED--SEE INSTRUCTION 3)

Authorized Signature__________________________________________________________

Name__________________________________________________________________________

Title_________________________________________________________________________

Address_______________________________________________________________________

Name of Firm__________________________________________________________________

Area Code and Telephone No.___________________________________________________

Dated_________________________________________________________________________

                                 INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE SENIOR EXCHANGE OFFER


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

          A holder of Old Senior Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates representing the Old Senior Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date (or complying with the procedure for book-entry transfer described below) or (ii) complying with the guaranteed delivery procedures described below.

          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD SENIOR NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OLD SENIOR NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

          If tendered Old Senior Notes are registered in the name of the signer of the Letter of Transmittal and the Senior Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Old Senior Notes are to be reissued) in the name of the registered holder (which term, for the purposes described herein, shall include any participant in DTC (also referred to as a "book-entry transfer facility") whose name appears on a security listing as the owner of Old Senior Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Old Senior Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. If the Senior Exchange Notes and/or Old Senior Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Senior Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

          The Exchange Agent will make a request within two business days after the date of receipt of this Prospectus to establish accounts with respect to the Old Senior Notes at the book-entry transfer facility for the purpose of facilitating the Senior Exchange Offer, and subject to the establishment thereof, any financial institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of Old Senior Notes by causing such book-entry transfer facility to transfer such Old Senior Notes into the Exchange Agent's account with respect to the Old Senior Notes in accordance with the book-entry transfer facility's procedures for such transfer. Although delivery of Old Senior Notes may be effected through book-entry transfer into the Exchange Agent's account at the book-entry transfer facility, an appropriate Letter of Transmittal with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures.

          If a holder desires to accept the Senior Exchange Offer and time will not permit a Letter of Transmittal or Old Senior Notes to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received on or prior to the Expiration Date, a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from an Eligible Institution setting forth the name and address of the tendering holder, the names in which the Old Senior Notes are registered and, if possible, the certificate numbers of the Old Senior Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the Old Senior Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Senior Notes into the Exchange Agent's account at the book-entry transfer facility), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Senior Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed and duly executed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender. Copies of the notice of guaranteed delivery ("Senior Notice of Guaranteed Delivery") which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

          A tender will be deemed to have been received as of the date when (i) the tendering holder's properly completed and duly executed Letter of Transmittal accompanied by the Old Senior Notes (or a confirmation of book-entry transfer of such Old Senior Notes into the Exchange Agent's account at the book-entry transfer facility) is received by the Exchange Agent, or (ii) a Senior Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) from an Eligible Institution is received by the Exchange Agent. Issuances of Senior Exchange Notes in exchange for Old Senior Notes tendered pursuant to a Senior Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Senior Notes (or a confirmation of book-entry transfer of such Old Senior Notes into the Exchange Agent's account at the book-entry transfer facility).

          If the Letter of Transmittal signed by a person or persons other than the registered holder or holders of Old Senior Notes, such Old Senior Notes must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Senior Notes.

          No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Senior Notes for exchange.

2.  PARTIAL TENDERS; WITHDRAWALS.

          If less than the entire principal amount of Old Senior Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Senior Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

          Tenders of Old Senior Notes may be withdrawn at any time prior to the Expiration Date.

          For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone) or letter must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Senior Notes to be withdrawn (the "Depositor"), (ii) identify the Old Senior Notes to be withdrawn (including the certificate number or numbers of such Old Senior Notes and principal amount of each such Old Note), (iii) specify the principal amount of Old Senior Notes to be withdrawn, (iv) include a statement that such holder is withdrawing its election to have such Old Senior Notes exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Senior Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Old Senior Notes into the name of the person withdrawing the tender and (vi) specify the name in which any such Old Senior Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Old Senior Notes promptly following receipt of notice of withdrawal. If Old Senior Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Senior Notes or otherwise comply with the book-entry transfer facility procedure. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

          Any Old Senior Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Senior Exchange Offer. Any Old Senior Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Senior Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Senior Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Senior Exchange Offer. Properly withdrawn Old Senior Notes may be retendered by following one of the procedures described under the caption "Procedure for Tendering Old Senior Notes" in the Prospectus at any time on or prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

          If this Letter of Transmittal is signed by the registered holder(s) of the Old Senior Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

          If any of the Old Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If a number of Old Senior Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Senior Notes.

          When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Senior Notes) of Old Senior Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

          If this Letter of Transmittal is signed by a person other than the registered holder or holder of the Old Senior Notes listed, such Old Senior Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Senior Notes.

          If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

          Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

          Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Senior Notes are tendered: (i) by a registered holder of such Old Senior Notes, for the holder of such Old Senior Notes; or (ii) for the account of an Eligible Institution.

4. TRANSFER TAXES.

          The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Senior Notes pursuant to the Senior Exchange Offer. If, however, certificates representing Senior Exchange Notes or Old Senior Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Senior Notes tendered, or if tendered Old Senior Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Senior Notes pursuant to the Senior Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

          Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Senior Notes listed in this Letter of Transmittal.

5. WAIVER OF CONDITIONS.

          The Company reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Senior Exchange Offer set forth in the Prospectus.

6. MUTILATED, LOST, STOLEN OR DESTROYED OLD SENIOR NOTES.

          Any holder whose Old Senior Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

7. SUBSTITUTE FORM W-9.

          Each holder of Old Senior Notes whose Old Senior Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the Senior Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Senior Exchange Notes, 31% of all such payments will be withheld until a TIN is provided.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

          Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Senior Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Nine West Group Inc., 11933 Westline Industrial Drive, St. Louis, Missouri 63146, Attention: Investor Relations (telephone (314) 579-8812).

          IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR OLD SENIOR NOTES (OR CONFIRMATION OF BOOK-ENTRY TRANSFER) AND ALL OTHER REQUIRED DOCUMENTS) OR A SENIOR NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

          Under U.S. Federal income tax law, a holder of Old Senior Notes whose Old Senior Notes are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York (as payor) (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Senior Notes is awaiting a TIN) and that (A) the holder of Old Senior Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Old Senior Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Senior Notes is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Old Senior Notes may be subject to certain penalties imposed by the Internal Revenue Service.

          Certain holders of Old Senior Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Old Senior Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation must complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

          If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the holder of Old Senior Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

          The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Old Senior Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Senior Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent.

          The holder of Old Senior Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Senior Notes. If the Old Senior Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

 --------------------------------------------------------------------------------------------------------------
                            PAYOR'S NAME:  THE BANK OF NEW YORK, AS PAYING AGENT
--------------------------------------------------------------------------------------------------------------
                               PART 1--PLEASE PROVIDE YOUR             Social Security number(s) or
                               TIN IN THE BOX AT RIGHT AND             Employer Identification Number(s)
SUBSTITUTE                     CERTIFY BY SIGNING AND
                               DATING BELOW.



                               PART 2--CERTIFICATION--Under penalties of perjury, I certify that:

 FORM W-9                      (1)  The number shown on this form is my correct taxpayer identification
 DEPARTMENT OF THE TREASURY    number (or I am waiting for a number to be issued for me), and
 INTERNAL REVENUE SERVICE
                               (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
                               Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION        CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have
NUMBER ("TIN")                 been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

                               Signature________________________          PART 3--Awaiting TIN [ ]

                               Date_____________________________
-------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
     (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

     __________________________________     ________________________________
                 Signature                                Date
--------------------------------------------------------------------------------